UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2024 (September 26, 2024)

CĪON Investment Corporation

 (Exact Name of Registrant as Specified in Charter)

Maryland	000-54755	45-3058280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Park Avenue, 25th Floor New York, New York 10017
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 418-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	CION	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Underwriting Agreement

On September 26, 2024, CĪON Investment Corporation (“CION”) entered into an underwriting agreement (the “Underwriting Agreement”) with CION Investment Management, LLC, CION’s investment adviser, and Keefe, Bruyette & Woods, Inc., as representative of each of the several underwriters named in Schedule A thereto, in connection with the issuance and sale of $150.0 million aggregate principal amount of CION’s 7.50% Notes due 2029 (the “Notes”). The closing of this offering (the “Offering”) is expected to occur on October 3, 2024, subject to customary closing conditions. CION also granted the underwriters a 30-day option to purchase up to an additional $22.5 million in aggregate principal amount of the Notes to cover overallotments, if any.

The Offering was made pursuant to CION’s effective shelf registration statement on Form N-2 (Registration No. 333-278658) previously filed with the Securities and Exchange Commission, as supplemented by a preliminary prospectus supplement dated September 26, 2024 and a final prospectus supplement dated September 26, 2024. This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of September 26, 2024, by and among CĪON Investment Corporation, CION Investment Management, LLC and Keefe, Bruyette & Woods, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2024	CĪON INVESTMENT CORPORATION

	By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-Chief Executive Officer